Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2002

Daleen Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27491 (Commission File Number)	65-0944514 (I.R.S.Employer Identification No.)

902 Clint Moore Road, Suite 230 Boca Raton, Florida (Address of principal executive offices)	33487 (Zip Code)

(561) 999-8000
(Registrant’s telephone number, including area code)

     This filing amends Daleen Technologies, Inc.’s (“Daleen”) Current Report on Form 8-K dated January 6, 2003 regarding the acquisition of substantially all of the assets, and assumption of certain liabilities, of Abiliti Solutions, Inc. (“Abilti”) by Daleen Solutions, Inc., a wholly-owned subsidiary of Daleen (“Daleen Solutions”), and the concurrent private placement by Daleen of $5.015 million of its securities.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Businesses Acquired.

     The following audited and unaudited financial statements of Abiliti, including the Report of Independent Accountants of Abiliti as of December 31, 2001 and 2000 and the three years ended December 31, 2001, are included on pages FIN-1 to FIN-21 of Daleen’s definitive proxy materials included in its Schedule 14A (File No. 000-27491) filed with the Securities and Exchange Commission on November 20, 2002 and are incorporated herein by reference:

(i)	Audited Financial Statements of Abiliti:
Report of Independent Accountants;
Audited Balance Sheets as of December 31, 2001 and 2000;
Statements of Operations for the years ended December 31, 2001, 2000, and 1999;
Statements of Shareholders’ Equity (Deficit) for the years ended December 31, 2001, 2000, and 1999;
Statements of Cash Flows for the years ended December 31, 2001, 2000, and 1999; and
Notes to Financial Statements.
(ii)	Unaudited Financial Statements of Abiliti:
Condensed Balance Sheets as of September 30, 2002 (Unaudited) and December 31, 2001 (Audited);
Condensed Unaudited Statements of Operations for the nine months ended September 30 2002 and 2001;
Condensed Unaudited Statements of Cash Flows for the nine months ended September 30 2002 and 2001; and
Notes to Condensed Unaudited Financial Statements.

(b) Pro Forma Financial Information.

     The following unaudited pro forma condensed consolidated financial statements of Daleen are filed herein:

Unaudited Pro Forma Condensed Consolidated Financial Statements of Daleen:
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2002;
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2002;
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2001; and
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
OF DALEEN TECHNOLOGIES, INC.

     On December 20, 2002, pursuant to an Asset Purchase Agreement dated October 7, 2002, Daleen Solutions consummated its previously announced purchase of substantially all of the assets and assumption of certain liabilities of Abiliti. As consideration for the Asset Purchase, Daleen issued to Abiliti 11,406,284 shares of Daleen common stock, 115,681 shares of Daleen Series F convertible preferred stock and warrants to purchase 5,666,069 additional shares of Daleen common stock at an exercise price of $0.906 per share. The warrants may not be exercised prior to June 20, 2003, subject to acceleration in certain circumstances.

     Concurrently with the consummation of the Asset Purchase, on December 20, 2002, pursuant to an Investment Agreement dated October 7, 2002, Daleen completed a private placement of 10,992,136 shares of Daleen common stock, 115,681 shares of Daleen Series F convertible preferred stock, warrants to purchase 5,666,069 additional shares of Daleen common stock at an exercise price of $0.906 per share, and warrants to purchase 500,000 additional shares of Daleen common stock at an exercise price of $0.17 per share, for a total consideration of $5.015 million in cash (the “Private Placement”). The warrants that have an exercise price of $0.906 per share may not be exercised prior to June 20, 2003, and the warrants that have an exercise price of $0.17 per share may not be exercised prior to December 20, 2003, subject in each case to acceleration in certain circumstances.

     The following unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2001 and for the nine months ended September 30, 2002 give effect to (1) the purchase of the assets of Abiliti and (2) the issuance of shares of Daleen’s common stock, Series F preferred stock and warrants in the private placement, as if these transactions had all occurred on January 1, 2001 and January 1, 2002, respectively. The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2002, gives effect to these transactions as if they had occurred on September 30, 2002.

     The pro forma adjustments are based upon available information and certain assumptions that Daleen’s management believes are reasonable under the circumstances. The pro forma financial information is not necessarily indicative of operating results or financial position that would have been achieved had the transactions been consummated on the dates indicated and should not be construed as representative of future operating results or financial position. The pro forma financial information should be read in conjunction with Daleen’s annual report on Form 10-K for the fiscal year ended December 31, 2001 and its quarterly report on Form 10-Q for the quarter ended September 30, 2002, in each case as filed with the Securities and Exchange Commission (the “Commission”), as well as, Abiliti’s audited financial statement for the three years ended December 31, 2001 and Abiliti’s unaudited financial statements as of and for the nine months ended September 30, 2002, which are incorporated by reference in this Form 8-K/A, and management’s discussion and analysis of financial condition and results of operations and selected financial data of Abiliti included on pages 95 to 110 of Daleen’s definitive proxy materials included in its Schedule 14A (File No. 000-27491) filed with the Commission on November 20, 2002.

     The pro forma adjustments were applied to the respective historical financial statements to reflect and account for the asset purchase using the purchase method of accounting. Accordingly, the total purchase cost has been allocated to the tangible and intangible assets acquired and liabilities assumed of Abiliti based on their fair values. The fair values included herein are as of December 20, 2002, the closing date of the asset purchase and private placement. Such fair values of the assets and liabilities have been combined with the recorded assets and liabilities of Daleen in the unaudited pro forma condensed consolidated balance sheet.

DALEEN TECHNOLOGIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2002
(In thousands)

			Pro Forma		Pro Forma
			Adjustments		Adjustments
			to reflect		to reflect
			Asset		private		Adjusted
	Daleen	Abiliti	Purchase		placement		Pro Forma

ASSETS
Cash and cash equivalents	$5,984	$976	$(884	)C, D	$5,015	A	$11,091
Restricted cash	30	—					30
Accounts receivable, net	1,259	1,409	(424	)C, D	—		2,244
Unbilled revenue	37	—	—	C, D	—		37
Other current assets	690	333	617	C, D	(1,094	)A	546

Total current assets	8,000	2,718	(692)		3,921		13,948
Notes receivable, net	212	—	—		—		212
Property and equipment, net	1,534	997	(211)		—		2,320
Goodwill	—	—	5,086	D	—		5,086
Other assets	1,355	—	—		—		1,355

Total assets	$11,101	$3,715	$4,183		$3,921		$22,921

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Accounts payable	$440	$147	$(44	)C, D	$—		$543
Accrued payroll and other accrued expenses	1,650	4,534	(806	)C, D, H	—		5,378
Notes payable	—	12,000	(12,000	)C	—		—
Billings in excess of costs	542	—	—		—		542
Deferred revenue	917	53	188	C, D	—		1,158
Other current liabilities	16	224	(61	)C, D	—		179

Total current liabilities	3,565	16,958	(12,723)		—		7,800
Other long term liability	—	52	(26	)C, D	—		26

Total liabilities	3,565	17,010	(12,749)		—		7,826
Stockholders’ equity:
Series F Convertible Preferred Stock	23,704	—	2,498	B	1,953	A	28,156
Common Stock (Daleen)	239	—	114	B	110	A	463
Common Stock (Abiliti)	—	—	—		—		—
Additional paid-in capital (Daleen)	191,857	—	2,405	B	1,858	A	196,120
Additional paid-in capital (Abiliti)	—	25,355	(25,355	)C	—		—
Stockholders’ notes receivable	(73)	—	—		—		(73)
Deferred stock compensation	—	1,451	(1,451	)C	—		—
Treasury stock	(137)	—	—		—		(137)
Accumulated deficit (Daleen)	(208,054)	—	(1,380	)D, H	—		(209,434)
Accumulated deficit (Abiliti)	—	(40,101)	40,101	C	—		—

Total stockholders’ equity	7,536	(13,295)	16,932		3,921		15,095

Total liabilities and stockholders’ equity	$11,101	$3,715	$4,183		$3,921		$22,921

DALEEN TECHNOLOGIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2002
(In thousands, except per share data)

			Pro forma		Adjusted
	Daleen	Abiliti	adjustments		Pro forma

Revenue:
License fees	$1,361	$293	$—		$1,654
Professional services and other	3,831	8,767	—		12,598

Total revenue	5,192	9,060	—		14,252

Cost of revenue:
License fees	171	50	—		221
Professional services and other	1,980	1,402	—		3,382

Total cost of revenue	2,151	1,452	—		3,603

Gross margin	3,041	7,608	—		10,649

Operating expenses:
Sales and marketing	3,028	758	—		3,786
Research and development	3,098	2,631	—		5,729
General and administrative	3,681	5,058	—		8,739
Restructuring charges	745	—	—		745

Total operating expenses	10,552	8,447	—		18,999

Operating loss	(7,511)	(839)	—		(8,350)
Other Income:
Interest income/(expense) and nonoperating income, net	321	(1,206)	1,189	E	304
Gain on sale of subsidiary	391	—	—		391

Total other income, net	712	(1,206)	1,189		695

Net loss	$(6,799)	$(2,045)	$1,189		$(7,655)

Net loss per share - basic and diluted					$(0.17)

Weighted average shares outstanding - basic and diluted				F	45,447

DALEEN TECHNOLOGIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2001
(In thousands, except per share data)

			Pro forma		Adjusted
	Daleen	Abiliti	adjustments		Pro forma

Revenue:
License fees	$3,565	$1,200	$—		$4,765
Professional services and other	8,867	13,869	—		22,736

Total revenue	12,432	15,069	—		27,501

Cost of revenue:
License fees	1,646	—	—		1,646
Professional services and other	7,302	4,798	—		12,100

Total cost of revenue	8,948	4,798	—		13,746

Gross Margin	3,484	10,271	—		13,755
Operating expenses:
Sales and marketing	10,895	1,595	—		12,490
Research and development	12,502	3,142	—		15,644
General and administrative	13,820	7,497	—		21,317
Amortization of goodwill and other intangibles	12,014	—	—		12,014
Impairment of long-lived assets	34,604	—	—		34,604
Restructuring charges	11,763	361	—		12,124

Total operating expenses	95,598	12,595	—		108,193

Operating loss	(92,114)	(2,324)	—		(94,438)

Nonoperating income:
Interest income/(expense), net	875	(4,771)	4,686	E	790
Other income	250	—	—		250

Total nonoperating income	1,125	(4,771)	4,686		1,040

Net loss	(90,989)	(7,095)	4,686		(93,398)
Preferred stock dividends arising from beneficial conversion features	(28,512)	—	—		(28,512)

Net loss applicable to common stockholders	$(119,501)	$(7,095)	$4,686		$(121,910)

Net loss applicable to common stockholders per share — basic and diluted					$(2.76)

Weighted average shares — basic and diluted				F	44,234

DALEEN TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

As of September 30, 2002, for the Nine Month Period then Ended,
And for the Year Ended December 31, 2001
(All dollar amounts in thousands unless otherwise indicated)

A.	In connection with the asset purchase, the companies received additional equity funding in the amount of $5.015 million from Behrman Capital II, L.P. and Strategic Entrepreneur Fund II, L.P, referred to as the private placement. This amount was received in connection with the issuance of capital stock and warrants to purchase Daleen capital stock. The private placement transaction is presented as follows in the accompanying pro forma condensed consolidated balance sheet at September 30, 2002.

Proceeds from the private placement	$5,015
Less: estimated offering expenses	(1,094)

Net Proceeds	$3,921

B.	Represents increase in stockholders’ equity related to the asset purchase as follows:

Paid in capital from issuance of Daleen common stock and common stock warrants	$2,405
Issuance of Series F convertible preferred stock	2,498
Par value adjustment	114

Total	$5,017

The value of the common stock was determined by the closing price on The Nasdaq SmallCap Market on December 19, 2002 which was $.17 per share. The value of the common stock warrants was determined using the Black-Scholes model with the following assumptions:

Risk free interest rate	2.15%
Volatility percentage	137.26%
Exercise price	$.906
Term	3.47	years

The value of the Series F convertible preferred stock was determined using the same value used in the private placement due to the private placement constituting fair value of the consideration.

C.	Represents the elimination of historical equity of Abiliti and the elimination of net assets as of September 30, 2002. The historical financial statements of the company after the transactions are those of Daleen. The September 30, 2002 balance sheet is eliminated as follows:

Cash	$(976)
Accounts receivable	(1,409)
Prepaid expenses	(333)
Fixed assets	(997)
Accounts payable	147
Accrued payroll and other accrued expenses	4,534
Note payable	12,000
Deferred revenue	53
Other current liabilities	225
Other long term liability	52
Additional paid-in capital	25,355
Deferred stock compensation	1,451
Accumulated deficit	(40,101)

D.	The net assets of Abiliti assumed by Daleen are recorded as of December 20, 2002, the closing date of the asset purchase. This pro forma adjustment represents the final purchase price allocation in the asset purchase of Abiliti as follows:

Fair value of consideration (See Note B)	$5,017
Estimated Daleen transaction costs	1,094

$6,111

Purchase Price Allocation:
Fair value of net assets of Abiliti (see below for detail)	$921
In process research and development	104
Goodwill	5,086

$6,111

Fair value of net assets of Abiliti are as of December 20, 2002, and only include those assets and liabilities that were acquired or assumed by Daleen Solutions, Inc. The following are the net assets of Abiliti as of December 20, 2002 that are being assumed by Daleen Solutions, Inc.:

Cash	$92
Accounts Receivable	985
Prepaid expenses	393
Fixed assets	786
Accounts payable	(103)
Accrued payroll and other accrued expenses	(801)
Deferred revenue	(241)
Other current liabilities	(164)
Other long term liability	(26)

$921

In process research and development costs were immediately expensed upon purchase as is reflected in the unaudited pro forma condensed consolidated statement of operations since they are considered to be a one-time non recurring charge. The goodwill component of the asset purchase will be evaluated for impairment at least annually in accordance with the provisions of Statement of Financial Accounting Standards No. 142 “Goodwill and Other Intangible Assets”.

In addition to the fair value of the net assets, transaction costs incurred by Daleen are included in the total purchase consideration as described above. Transaction costs incurred by Abiliti were expensed as incurred. These costs in the amount of $700 have not been reflected as recurring costs in the accompanying unaudited pro forma condensed consolidated statements of operations. Total transaction costs of $2,188 have been reflected in accrued payroll and other accrued expenses in the accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2002. $1,094 is related to the asset purchase transaction and $1,094 is related to the private placement.

The actual purchase accounting to reflect the fair values of the assets to be acquired and liabilities to be assumed are based upon the closing date of the asset purchase transaction and the closing price of our common stock on December 19, 2002.

E.	Represents decrease in interest expense from beginning of period due to Daleen not assuming Abiliti’s outstanding notes payable.

F.	Represents the weighted average actual shares of Daleen’s common stock outstanding during the period, in addition to the 11,406,284 shares of Daleen’s common stock issued to Abiliti’s stockholders in connection with the asset purchase and 10,992,136 shares of Daleen’s common stock issued to the Behrman Capital II, L.P. and Strategic Entrepreneur Fund II, L.P. in the private placement, assuming all such shares were outstanding during the periods presented. All other common stock equivalents issued in the transactions are anti-dilutive and have thus been excluded from the calculation of diluted earnings per share for the periods presented.

G.	Certain historical operating and other expense items of both companies have been reclassified for conformity purposes in these unaudited pro forma condensed consolidated statements of operations.

H.	Upon closing of the transactions, certain employees of Daleen and Abiliti received severance in connection with their employment agreements. Accordingly, this adjustment reflects recording this severance accrual as if the transactions occurred at the beginning of the period. The severance amount includes base salary plus benefits. The severance amount was immediately expensed upon purchase as is reflected in the unaudited pro forma condensed consolidated statement of operations since it is considered to be a one-time nonrecurring charge. The severance charge amounts to $1,276 and is included in accumulated deficit and accrued payroll and other accrued expenses in the unaudited condensed consolidated balance sheet as of September 30, 2002.

(c) Exhibits.

The following exhibits are filed herewith and made a part hereof:

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	The audited financial statements of Abiliti, including the Report of Independent Accountants of Abiliti, included on pages FIN-1 to FIN-15 of Daleen Technologies, Inc.’s definitive proxy materials included in its Schedule 14A (File No. 000-27491) filed with the Commission on November 20, 2002, are incorporated herein by reference.
99.2	The unaudited financial statements of Abiliti included on pages FIN-16 to FIN-21 of Daleen Technologies, Inc.’s definitive proxy materials included in its Schedule 14A (File No. 000-27491) filed with the Commission on November 20, 2002, are incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DALEEN TECHNOLOGIES, INC

	By:	/s/ Jeanne Prayther

Jeanne Prayther Chief Financial Officer

Dated: March 5, 2003